UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22894

INVESTMENT MANAGERS SERIES TRUST II
 (Exact name of registrant as specified in charter)

235 W. Galena Street
Milwaukee, WI 53212
 (Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, WI 53212
 (Name and address of agent for service)

(414) 299-2295
Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period:  November 30, 2015

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

ACR Multi-Strategy Quality Return (MQR) Fund

Class A Shares
(Ticker Symbol: MQRAX)
Class I Shares
(Ticker Symbol: MQRIX)

ANNUAL REPORT
November 30, 2015

ACR Multi-Strategy Quality Return (MQR) Fund
a series of Investment Managers Series Trust II

Table of Contents

Shareholder Letter	1
Fund Performance	24
Schedule of Investments	26
Statement of Assets and Liabilities	29
Statement of Operations	30
Statement of Changes in Net Assets	31
Financial Highlights	32
Notes to Financial Statements	34
Report of Independent Registered Public Accounting Firm	41
Supplemental Information	42
Expense Example	44

This report and the financial statements contained herein are provided for the general information of the shareholders of the ACR Multi-Strategy Quality Return (MQR) Fund.  This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
www.mqrfund.com

Dear Shareholders:

The ACR Alpine Capital Research investment team is pleased to present our first annual investment letter for the ACR Multi-Strategy Quality Return (MQR) Fund (“MQR” or “MQR Fund,” or “the Fund”).

Communication is one of ACR’s five core investment principles. We firmly believe clear communication is essential for intelligent shareholder decision-making. One of the greatest risks shareholders face is selling low in a financial panic. Prices are likely to be lowest when economic conditions appear most dire, media reports are most alarming, and the general mood is most pessimistic. Selling when prices are low due to excessive fear is the polar opposite of good investment decision-making. Yet this is precisely what the majority of investors do under such conditions.

ACR seeks a different shareholder base. Our intent is to develop a unique group of well-informed shareholders who understand essential principles of investing and who remain committed to a long-term investment holding period. ACR is committed to investment education and transparent communication to help assure that our shareholders understand key investment concepts and base investment decisions upon logic rather than fear.

The MQR Fund web site provides a wealth of information about the Fund and ACR. It also connects you to the ACR web site that includes ACR’s quarterly commentaries. ACR’s quarterly commentaries explain our investment philosophy, view of market conditions, and investment strategies. ACR’s core remains our investment principles. These principles are listed and explained at the end of this letter. Please read them carefully.

The Fund annual letter will speak to our investment principles, discuss the Fund’s investment results, and explain our investment decision-making at both the strategic and holding levels. The trust and confidence of MQR Fund shareholders will be contingent upon integrity between ACR’s words and actions, and ultimately, the MQR Fund’s investment results. The ACR investment team looks forward to partnering with shareholders for many years of prosperity and intelligent investment decision-making.

MQR Fund Results Discussion

The MQR fund market total return and top contributors to total return are below.

Total Fund Market Return	Fiscal Year Ended 11/30/2015[1]
MQRAX with Maximum Sales Load[2]	-7.26%
MQRAX at NAV	-1.60%
MQRIX at NAV	-1.50%
MSCI ACWI (Gross) Index	-0.08%
HFRI Equity Hedge (Total) Index	0.23%

1.	Reflects eleven months of performance as fund was launched 12/31/2014.
2.	Reflects a deduction for the fund’s maximum front-end sales charge of 5.75%.
•	Gross and net expense ratios for the Class I Shares were 3.30% and 1.20% respectively and for the Class A Shares were 3.52% and 1.45% respectively.
•
The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses to ensure that total annual fund operating expenses do not exceed 1.40% and 1.25% of the average daily net assets of Class A and Class I shares of the Fund, respectively. This agreement is in effect until March 31, 2016, and it may be terminated before that date only by the Trust’s Board of Trustees. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period of three years from the date of the waiver or payment.

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (855) 955-9552.

Contributors	% Contribution	Detractors	% Detracted
Microsoft	0.65%	Resolute Forest Products	-1.55%
J.P. Morgan Chase	0.38%	iShares Core S&P Small Cap	-0.41%
Humana	0.38%	Liberty Global PLC	-0.31%
Danone	0.37%	SPX Corp	-0.25%
Kingstone Companies	0.31%	Johnson & Johnson	-0.18%

ACR believes short-term fluctuations (a few years or less) in equity security prices are largely random, whereas the earning power of quality companies is reliable. Our focus is therefore on the long term earning power per share of our portfolio companies. Over the long term, random price fluctuations zero out and market prices approximate earnings per share growth. The ultimate value received by an investor includes distributions (i.e., dividends or interest), earnings per share growth (for common stocks), plus or minus any premium or discount paid at purchase. The minor market fluctuations which have occurred in the Fund over its first eleven months of operation are therefore not indicative of anything meaningful. The time period is too short for investors to draw intelligent conclusions.

What is a relevant time horizon for performance evaluation? The most relevant time horizon for a definitive investment performance evaluation includes a full economic cycle of expansion and contraction in economic output and equity market prices. Economic performance is cyclical, and equity market price performance invariably includes up and down periods. Solely evaluating a fund manager’s performance in an up market is like forecasting future weather patterns by considering only sunny days. In investing, protection from the rainy days matters most. Losses matter more than gains. A 50% decline is not equal to a 50% gain, since from a 50% loss, a 100% gain is needed to break even.

One of the great conundrums in investing is that full economic cycles, and by extension relevant performance evaluation periods, often time take several years to unfold, whereas investors must evaluate an investment manager’s performance over a shorter time period. The objective of the MQR Fund annual report is to communicate all relevant issues that are helpful in evaluating the Fund’s strategy. This includes revealing everything we would want to know if our roles as investment manager and investor were reversed – despite the fact that during the first few years of the Fund’s operation, market performance is likely to be a poor barometer of our progress.

Our primary job as stewards of MQR Fund shareholder capital is to make sure the quality of the Fund’s NAV is high, meaning the securities in the Fund have an intrinsic value that is at least equal to its NAV. Intrinsic value is defined as the present value of the future cash flows generated by a security. Intrinsic value is contingent on the earning power of an enterprise, since securities (i.e. stocks, bonds, or loans) are claims on an enterprise. The Fund’s initial investments were, in our opinion, purchased at significant discounts to their intrinsic values, which gives us a margin of safety that the MQR Fund’s NAV is on solid ground, and confidence in our ability to achieve the Fund’s long-term return objectives.

When proceeds from our investments are harvested in the coming years, ACR will be able to report on the intrinsic performance of the Fund’s investments. In the contributors table above, in almost every case, price volatility exceeded changes in our estimates of intrinsic value. Further, with Humana being the only position that has been realized, we view almost all of these price movements as random “noise”. Rather than focusing on short term price fluctuations, we focus on furthering our understanding of the intrinsic worth of the securities in the Fund, while searching out new investments that provide a sound margin of safety between the price offered and the intrinsic value received.

MQR Objectives

The investment objectives of the MQR Fund are to preserve capital during periods of economic decline, and provide above-average absolute and relative returns in the long run. “Long run” is defined as an investment performance period which includes a full economic cycle of expansion and contraction in output and equity market prices.

“Above-average absolute returns” means higher than a “fair” equity-like return (i.e. stock market returns over a full market cycle) commensurate with the risk of investing in equities in the long run. The term “absolute return” in no way implies there will be positive returns in any period other than in the “long run” as defined above. Market value fluctuations are expected to produce significant negative returns in certain short-term periods. Annual market returns are expected to be both positive and negative.

“Above average relative returns” mean returns higher than returns of an equity market benchmark in the long run. The equity market benchmark is the MSCI ACWI Index because it is a broad proxy for the world equity market.

To achieve each of these objectives, ACR seeks companies that i.) are soundly capitalized and don’t need the accommodation of the capital markets to continue in existence ii.) have reliable cash flows and iii.) are priced at a discount to a conservative estimate of the present value of these cash flows. The investment team refrains from putting capital to work in a security unless the investment, at full intrinsic value, contributes to an overall portfolio return of at least 5-7% over inflation on an annualized basis. The ability to purchase the security at a discount from its full intrinsic value potentially allows us to earn an excess return over this minimum hurdle, but the primary reason for attempting to purchase securities at a discount to their value is to protect capital and to achieve our minimum hurdle return.

Market Conditions and Portfolio Positioning

The investment team believes that the current high priced market environment provides an insufficient number of attractively priced securities to be fully invested. Thus, consistent with the Fund’s objective to preserve capital from permanent loss, we currently retain a large position in treasury securities, as we carefully employ the initial capital that the Fund has received one investment at a time. The Fund’s cash balance functions as a measure of protection should prices fall, and also provides the investment team deferred purchasing power to invest in attractively priced securities as opportunities arise.

Shareholders frequently inquire about our market perspective in trying to divine why MQR maintains a high liquidity balance in the current environment. Though we do not provide market forecasts, because we don’t think market prices can be forecasted, three primary items are driving our conservative allocation to risk assets (be it equities or bonds) relative to other investors. First, given the low interest rate environment for sovereign securities, we believe many investors are purchasing riskier assets to increase the return on their investment portfolios while oblivious to the hazards of doing so. Second, we believe that investors are likely valuing companies on current year earnings while failing to consider that earnings for many companies are cyclical and substantially above their long-run averages. Finally, and in part as a corollary to items one and two, we believe equity multiples are well above their long-run averages and nominal rates (i.e., real yield + inflation + risk spread) on corporate bonds are too low for their inherent risk. We will expand on each of these points below.

1.) Many investors are buying risk assets to increase the return on their investment portfolios without properly calculating the risk of this operation.

The Federal Reserve, European Central Bank, and the Bank of Japan’s current monetary easing policies have, in part, helped to drive down the yield on government securities. Many investors have responded to these easing policies by lowering their required returns (or discount rates) and offering to pay higher multiples on risk assets.

ACR believes that this is a valuation error that is fraught with peril for those investing in long-duration assets such as common stocks. A reduction in the required return based on low interest rates increases the valuation multiple by a corresponding amount (as shown by moving from Scenario #1 to Scenario #2 in Exhibit 1 below). The investor also makes two implicit assumptions about the future. First, the investor is stating that low interest rates are a permanent phenomenon. Rates have historically been volatile suggesting that this is a faulty assumption. Second, the investor is assuming that low rates have no impact on the future growth of corporate profitability.

Exhibit 1: Multiple per dollar of Future Cash Flow:

Standard Equity Multiple Calculation
Equity Multiple =	Future Value of Cash Flows
Required Return - Growth
Scenario #1: A Traditional Valuation Framework
14.3x=	1
10%-3%
Scenario #2: A reduction in required return to account for lower interest rates without an offset for lower growth
20x=	1
8%-3%
Scenario #3: A decline in the required return due to low inflation and an offset for lower growth
14.3x=	1
9%-2%

ACR’s view, consistent with Scenario #3, is that if low rates are here to stay, the reason is economic weakness. Low labor utilization, low capacity utilization, and weak loan demand lead to lower forward going growth rates in the economy and a reduction in one’s expected growth rate in a valuation formula. Weak demand and growth rates would also be consistent with continued low inflation, and therefore a lower nominal discount rate would be appropriate for valuation purposes.

Moreover, ACR would note that a period of low interest rates and low inflation caused by a lack of aggregate demand in the economy would make it more difficult for corporations to payoff liabilities. Should this situation develop, fair value multiples on equities would decline as real required returns may not decline as much as the growth rate of the economy. In this case, contrary to many investors’ beliefs, equity multiples could be driven down in a low interest rate environment rather than up!

ACR seeks to earn equity like returns of 500-700 basis points above inflation over the long run. Given this view, ACR would note that MQR could have results that meet its objectives despite seemingly low nominal returns. Specifically, if inflation falls from 3% to 0%, our nominal return requirement would fall to 7% with no change in our real return-hurdle. In this scenario, a company that grows at 0% rather than at a more historical 3% would still allow us to achieve returns at the high end of our stated return objective. In calculating the cost of capital, inflation and growth are on two different sides of the equation and thus, as long as each moves in the same direction and by the same amount, they cancel each other out. In short, ACR does not focus on nominal returns. Rather, the investment team’s goal is for our investors to see demonstrable increases in purchasing power over the long term.

Overall, we believe market participants have been investing based on the fallacy that low rates imply that one should lower their discount rate in a valuation, without properly accounting for the potential that rates will move in the future or that growth rates could be lower in subsequent years. ACR has not changed its valuation methodologies due to low rates.

2.) Investors are likely valuing companies on current year earnings while failing to consider that earnings are cyclical and substantially above their long-run averages.

Frequently, market prognosticators base projections of S&P 500 earnings growth rates on expectations of next year’s earnings. In general, if earnings were up this year, market seers will simply extrapolate more growth in future years.

ACR believes this misjudges how one should value corporate profitability. Our view is that various companies are at different points in their own industry’s economic cycle and face different/changing competitive dynamics that could cause earnings in future years to decline or increase. Additionally, ACR expects that in the aggregate, earnings must grow in line with historical GDP per capita over long periods of time. There will be periods when earnings will be above and below long-term averages. In periods where earnings are above long-term averages, we try to adjust our estimates of normalized earnings down to reflect a less rosy future. When earnings are below long-term averages, our estimate of normalized earnings incorporates a recovery over some period of time in the future. As shown in the following chart, ACR currently believes corporate earnings are well in excess of their long-term averages and we have been adjusting our estimates of normalized earnings down to compensate for this reality.

Exhibit 2: Current S&P 500 “Earnings Per Share” versus
Long Run Earnings Trends and GDP Per Capita

3.) We see equity multiples that are well above their long run averages and nominal rates on corporate bonds that are too low to attract our interest.

Equities

Robert Shiller’s Cyclically Adjusted Price to Earnings (CAPE) uses a similar methodology for calculating normalized earnings as ACR’s own process. Shiller uses the 10 year average of S&P 500 earnings per share adjusted for inflation. Shiller’s CAPE ratio, depicted below, shows at a macro level what ACR’s investment team sees on a day to day basis in our bottom-up valuation work: Equity prices are high and are not discounting the possibility of a recession into current earnings.

Exhibit 3: Robert Shiller’s Cyclically Adjusted Price to Earnings Ratio
S&P 500 Historical Price-to-Earnings Ratio (01/1926-06/2015)

40
38
36
34
32
30
28
26
24
22
20
18
16
14
12
10
8
6
4
2
0
27.3x
16.8x
PE on Normalized Earnings Trend
1926.01
1927.08
1929.03
1930.10
1932.05
1933.12
1935.07
1937.02
1938.09
1940.04
1941.11
1943.06
1945.01
1946.08
1948.03
1949.10
1951.05
1952.12
1954.07
1956.02
1957.09
1959.04
1960.11
1962.06
1964.01
1965.08
1967.03
1968.10
1970.05
1971.12
1973.07
1975.02
1976.09
1978.04
1979.11
1981.06
1983.01
1984.08
1986.03
1987.10
1989.05
1990.12
1992.07
1994.02
1995.09
1997.04
1998.11
2000.06
2002.01
2003.08
2005.03
2006.10
2008.05
2009.12
2011.07
2013.02
2014.09

Sources: S&P Statistical Service; S&P Index Services; Robert Shiller's CAPE Ratio data

Fixed Income

Similarly, corporate credit currently looks unattractive with 10 year A-rated corporate credits yielding just 3.43%. In recent weeks, A-rated credit spreads have widened to nearly the historical median of 120 basis points of yield over treasuries. However, the investment team is concerned about taking significant duration and credit risk when absolute yields remain near all-time lows.

Exhibit 4: Ten Year “A” Rated Corporate Debt Yields to Maturity

Source: Bondsonline.com

Additionally, even after significant high yield spread widening during the past weeks, high-yield debt still looks unattractive with spreads only approximately 500 basis points over similarly dated treasuries. Though spreads are widening, the investment team would again note that treasury yields are lower than they were in previous cycles where credit spreads widened, and the team would need additional spread widening for the team to buy high-yield credits with enough margin of safety to provide a satisfactory absolute return.

Exhibit 5: High Yield Spreads over Similarly Dated Treasuries

Source: BofA Merrill Lynch, Federal Reserve Bank of St. Louis

Shorting

Though the investment team has a short mandate in the MQR fund, and we believe security prices are high currently, we have been slow to put on a large short position. In general, the investment team prefers to put on shorts when we believe there are significant valuation discrepancies between one security and another or a basket of securities and the market. We seek these discrepancies while attempting to minimize the forced closing of short positions in a rapidly rising market, which has caused excessive expansion of the short position in the overall portfolio. Currently, we see relatively little dispersion in securities prices and have chosen to take a small short position in a basket of small cap companies that we believe is offset by the significant undervaluation of the securities in the MQR portfolio. Should market multiples continue to rise or greater valuation discrepancies arise, we envision our short book growing. In the meantime, in shorting as with all of our investments, risk management is key and we focus on preserving capital before trying to generate gains.

Case Studies

The investment team has put together three case studies on portfolio companies in order to give investors a greater sense of our research process. We would note that the case studies are highly summarized versions of our internal research reports.

■ Case Study #1: SPX Corporation (Ticker: SPXC)

ACR initiated its position in SPX Corporation (ticker “SPW” at the time) near the end of 3Q 2015 at a share price approximating $54 per share. On 9/28/15, SPX Corporation completed the spin-off of its flow technology business. This spin-off created a new company called SPX Flow (ticker “FLOW”), and the remaining SPX Corporation underwent a ticker symbol change and is now trading under symbol SPXC. At the time of the spin-off, SPXC traded for approximately $12 per share, and the larger and more profitable FLOW started trading at approximately $34 per share.

ACR’s purchase of SPX Corporation was partially dependent on the company’s decision to spin off its flow technology business. In the past, ACR had reviewed SPX Corporation’s filings and liked certain business lines, but felt there was not enough financial disclosure regarding certain other business lines to perform a quality valuation. Following management’s decision to spin off the Flow segment, it provided incremental quantitative and qualitative detail about each of its business segments that allowed ACR to make a judgement about the business quality of each of SPX Corporation’s segments and arrive at an informed estimate of intrinsic value.

ACR research indicates that at the time of its initial investment, SPW shares were trading at a significant discount to the intrinsic value of the two public companies that would be created post spin-off. We believe both separate companies are well positioned, soundly financed and have more opportunities to create value as standalone companies. This research note specifically addresses the investment case for SPX Corporation (“SPXC”), or the remaining business after the FLOW spin-off was completed.

SPXC Business Description

SPXC reports its business in three segments: Power, HVAC and Measurement & Detection (“M&D”). The company’s Power products include medium and large power transformers as well as critical equipment for nearly every type of power plant. The company’s HVAC products include package cooling towers, residential and commercial boilers and comfort heating products. The company’s M&D products include underground locators and inspection equipment, fare collection systems, communication technologies and specialty lighting. SPXC operates in 20 countries and has approximately $2 billion in annual revenue.

SPXC Investment Thesis

•	ACR believes that investors are erroneously looking at SPXC as a struggling Power company versus ACR’s view that SPXC is a profitable and growing HVAC and M&D company.
•	ACR’s view is that current headwinds and negative one-time events are obscuring SPXC’s earnings power. ACR believes the company should be able to earn approximately $2 per share in cash earnings in the medium term.
•	ACR research shows that SPXC can generate value beyond $2 per share in earnings power through prudent capital allocation.

SPXC is not a Power and/or Energy Company

SPXC
Revenue	2013	2014	2013	2014
HVAC Rev	497.0	536.0	25.3%	27.4%
M&D Rev	271.0	244.0	13.8%	12.5%
Power Rev	1,006.0	1,098.0	51.1%	56.2%
S. Africa	194.0	75.0	9.9%	3.8%
= Total Rev	1,968.0	1,953.0	100.0%	100.0%

Operating Profit
HVAC EBIT	66.6	69.7	38.0%	53.4%
M&D EBIT	76.2	56.1	43.5%	43.0%
Power EBIT	11.1	38.4	6.3%	29.5%
S. Africa EBIT	21.3	(33.7)	12.2%	-25.9%
= Total EBIT	175.1	130.5	100.0%	100.0%

	2013		2014
	Revenue	Profit	Revenue	Profit
Power + S. Africa	61.0%	18.5%	60.1%	3.6%
HVAC + M&D	39.0%	81.5%	39.9%	96.4%
= Total	100.0%	100.0%	100.0%	100.0%

Source: company filings and ACR estimates

SPXC generates approximately 60% of its revenue from its Power segment. This might cause the casual reader of SPXC’s financial statements to believe the company’s fortunes are tied to the power or energy industry. However, ACR believes a company is more accurately defined by where it generates its profits. In SPXC’s case, approximately 96% of profit is generated by the company’s HVAC and M&D businesses despite only making up 40% of the company’s revenues.

ACR’s view is that the market has myopically focused on the results in SPXC’s Power segment, which have been harmed by a falloff in energy commodity prices in 2014 and 2015. In addition, a large one-time issue in this segment has been significantly provisioned for in SPXC’s financials due to a poorly performing contract in South Africa. This focus has potentially caused the market to miss the significant cash generated each year by SPXC’s HVAC and M&D business segments.

$2 per Share in Cash Earnings Power

As can be seen in the chart on operating profit below, SPXC has been hampered in recent periods by reduced profitability in its Power segment. In particular, the aforementioned South Africa project, which is a project to build two coal fired power plants, has been a drag on profitability due to cost overruns. ACR believes SPXC’s exposure to this project is manageable and that the recent transfer of certain construction duties to a competitor limits the company’s cash-burn exposure from this project. ACR would note that this project is expected to produce operating losses of approximately $30 million in 2015, which is an approximate $0.50 drag on 2015 earnings that should not repeat itself in any major way in the future.

Additionally, ACR believes that over the next few years, rationalization of excess capacity in the Power segment is possible and should lead to improved profitability. Further, ACR anticipates profit improvement in the M&D business from changing dynamics in the unit’s fare collection segment, and additional profit improvement in the stable HVAC business from continued growth and lower normalized restructuring charges.

Taking 2015’s expected operating earnings, adding back the one-time charges from the South Africa project, and adding the remaining potential operational improvements leads us to approximately $2 per share in medium-term earnings power for SPXC. ACR believes this level of medium-term earnings power is very attractive for a company that currently trades near $9 per share.

Value Creation Above and Beyond $2 per Share in Cash Earnings Power

In addition to ACR’s belief that SPXC can earn approximately $2 per share, ACR research shows that there are ample opportunities for the company to repurchase shares, optimize its balance sheet (while still maintaining a conservative leverage profile), and engage in certain divestitures and acquisitions that should improve cash earnings power per share. The opportunity for the company, if it deploys capital well, is substantial, and we see the potential for these items to drive EPS above $3 in the medium term in an optimistic case. In recent months, management has announced the sale of a non-core unit and articulated its focus on optimizing the rates of return with potential capital allocation decisions. ACR is encouraged by these signs and looks forward to further execution by the company in the future.

Overall

ACR views SPXC as a bargain investment with multiple levers for potentially favorable shareholder returns. The share price has been hurt in the near term, but on a longer term basis significant value appears waiting to be unlocked. ACR believes that in the medium term the true earnings power of the company will be revealed and medium-term earnings power number could be significant with appropriate capital allocation decisions. ACR is encouraged by management’s actions so far and looks forward to proper execution of management’s strategy, eventually leading to satisfactory shareholder returns.

■ Case Study #2 SPX Flow, Inc (Ticker: FLOW)

ACR initiated its position in SPX Corporation (ticker “SPW” at the time) near the end of 3Q 2015 at a share price approximating $54 per share. On 9/28/15, SPX Corporation completed the spin-off of its flow technology business. This spin-off created a new company called SPX Flow (ticker “FLOW”), and the remaining SPX Corporation underwent a ticker symbol change and is now trading under symbol SPXC. At the time of the spin-off, SPXC traded for approximately $12 per share, and the larger and more profitable FLOW started trading at approximately $34 per share.

ACR’s purchase of SPX Corporation was partially dependent on the company’s decision to spin off its flow technology business. In the past, ACR reviewed SPX Corporation’s filings and liked certain business lines, but felt that there was not enough financial disclosure regarding additional business lines to perform a quality valuation. Following management’s decision to spin off the Flow segment, it provided incremental quantitative and qualitative detail about each of its business segments that allowed ACR to make a judgement about the business quality of each of SPX Corporation’s segments and arrive at an informed estimate of intrinsic value.

ACR posits that at the time of its initial investment, SPW shares were trading at a significant discount to the intrinsic value of the two public companies that would be created post spin-off. We believe both separate companies are well positioned, are soundly financed and have more opportunities to create value as standalone companies. This research note specifically addresses the investment case for SPX Flow, Inc. (“FLOW”) or the company spun out of SPX Corporation.

FLOW Business Description

FLOW reports its business in three segments: Food & Beverage (“F&B”), Power & Energy (“P&E”) and Industrial. Approximately 1/3rd of FLOW’s revenue and profit contribution is derived from each segment. The company’s main products across its various business segments include pumps, valve technologies, hydraulic technologies, heat exchangers and mixers. FLOW has $2 billion in annual revenues and generates approximately 66% of its sales outside of the US.

FLOW Investment Thesis

•	ACR believes FLOW’s corporate performance will be depressed in the short run, but that medium-term earnings power approximates $4.50 per share based on solid performance from its F&B business, rightsizing the company’s cost base and allocating capital appropriately.

•	The flow industry is highly fragmented, and ACR’s research indicates there are significant opportunities for FLOW to create shareholder value as a consolidator in the industry or potentially as an acquisition target.

•	Overall, FLOW has quality businesses with attractive tangible returns on capital, attractive longer term organic growth potential and ample acquisition and/or expansion opportunities. FLOW’s longer term business fundamentals warrant a mid-teen earnings multiple, and we believe an investment in FLOW at current prices could deliver high teens annualized investment returns.

FLOW’s Medium Term Earnings Power:

ACR’s research shows that FLOW will likely see a reduction in earnings in 2015 and 2016 due to reduced profitability in the company’s P&E business. However, over the medium term, ACR sees FLOW’s F&B segment as being well positioned to grow sales, margin and profit growth.

Approximately 1/3rd of FLOW’s business comes from its P&E segment. Direct exposure to oil and gas companies makes up approximately 75% of this segment, or 25% of FLOW’s total revenues. Of this 25% companywide exposure to oil and gas, ACR estimates FLOW’s exposure to upstream oil and gas equipment, the business most exposed to falling oil and gas prices, is only approximately 6% of companywide revenue. The remaining exposure in the P&E segment is to midstream and downstream oil and gas companies. These are tied to demand for oil and gas, or specific industry dynamics, and not necessarily the price of oil and gas, or recurring after-market service revenue, and traditional utility power businesses. ACR believes that FLOW’s exposure to the currently challenged parts of oil and gas is relatively contained. ACR nonetheless expects continued negative corporate performance in this segment and has made conservative assumptions for earnings power in this segment for the future. Further, ACR’s view is that the market is extrapolating poor results for this segment while ignoring the company’s growing Food and Beverage business.

Offsetting expected P&E performance is the F&B segment. Approximately 60% of the F&B business comes from the dairy sector (dairy is approximately 20% of consolidated FLOW revenue), and this end market has mid-single digit organic growth potential in future years due to increasing global yogurt and milk consumption.

Further, margins should improve in the Food and Beverage segment over time for two reasons. First, FLOW has had some hiccups in project execution in the past that have affected margins. Improving project execution is a primary management focus at present, and ACR’s perception is future projects will be better executed. Secondarily, FLOW also has a sizeable business providing after-market maintenance services on the equipment it builds and installs. These after-market services tend to be higher margin leading to improving operating leverage on an ever-growing installed base for this segment over time.

In addition, ACR would note it likes FLOW’s Industrial segment. The Industrial segment is currently performing decently, and we believe this segment will continue to support FLOW’s intrinsic value.

Finally, FLOW previously focused on building out its capabilities to serve its end markets through both M&A and organic buildout without meaningful regard for optimizing its manufacturing footprint and cutting outdated manufacturing facility capacity. Currently, management is focusing on streamlining its supply chain and making investments in its best facilities to improve margins. These initiatives are costly in the short run, but ACR believes they will likely bear fruit in the years to come.

ACR expects the P&E segment to continue to face headwinds and for the F&B segment to be the main contributor to profit in the medium term. ACR believes its estimates for the company’s operating performance are conservative with management guiding to 15-17% segment margin targets while ACR estimates 13% over the medium term. However, even with these assumptions, ACR believes FLOW can earn $4.50 per share over the medium term which is attractive based on FLOW’s recent $27 share price.

Value Creation Potential Due to Highly Fragmented Industry

The flow industry is estimated to have $126 billion in annual sales (FLOW has approximately $2 billion in sales) and requires efficient manufacturing facilities, good customer relationships, an efficient supply chain, scale in service centers and proximity to certain clients. ACR’s research shows that FLOW is approximately half the size of the larger players in its industry and these larger players have a potential margin advantage of approximately 2%-5% due to scale. ACR believes FLOW should be able to close this margin gap by participating in industry consolidation and increasing its scale. Alternatively, FLOW has an attractive business, and a larger competitor could acquire FLOW and recognize meaningful synergies. In addition, FLOW is a US-based company that generates the majority of its revenue outside of the US. Certain flow industry competitors are domiciled in lower-tax jurisdictions, and it would make sense for a foreign company to acquire FLOW and get less costly access to FLOW’s internationally generated profits. ACR has not included any potential M&A scenario in its base case valuation, but we, nonetheless, see opportunities for further value creation in this arena.

Overall

FLOW’s share price has been under pressure recently, but ACR has not changed its view on the medium-term earnings power of the company. We expect FLOW’s near term earnings to trend downward, but expect FLOW’s F&B segment, the company’s strategic initiatives, and good capital allocation to produce attractive medium-term earnings per share number. ACR’s research finds that a business with FLOW’s qualities and opportunities warrants a mid-double-digit earnings multiple; and based on our medium-term earnings power expectations, we expect to earn an attractive high double-digit annualized investment return in this investment over a multi-year period. ACR believes there could be further upside from industry consolidation. The investment team looks forward to watching management execute its strategy and for shareholders to be rewarded for their patience.

■ Case Study #3 Fairfax Financial Holdings (Ticker: FFH.TO)

Fairfax Financial Holdings (“FFH”) is a $42 billion in assets, Toronto, Canada based multi-line insurer with global operations. FFH has been led by Prem Watsa, its CEO and controlling shareholder, since 1985, and book value per share has grown from $1.52 ( in U.S. Dollars) at that time to $395 at the end of 2014, a 21% compound annual growth rate.

Historically, FFH built its franchise through the acquisition of underperforming, or unwanted, insurers from large conglomerates. In recent years, FFH has focused on acquiring insurers with quality underwriting teams that operate in business lines that are near cyclical troughs, that have good underwriting teams but do not have a strong investment management teams, or where FFH sees the potential for premium growth well in excess of levels that the market is currently expecting. Due to the significant risks imbedded in a poor insurer’s book of policies, ACR favors FFH’s more recent approach which we believe to be lower risk while still offering the potential for meaningful excess returns from acquisitions. Once under FFH’s control, FFH seeks to maximize the profit of acquirees by focusing on the two primary levers of value at an insurer: 1.) Improving underwriting profitability and 2.) Improving investment results by utilizing a value investment philosophy. Each of these items is discussed below.

Profitable Insurance Underwriting

An insurer can make money in two ways, first, by generating underwriting profits on insurance that it writes, and second, by earning investment returns on the premium it receives before having to return that premium to policy holders in the form of paid claims.

When writing an insurance policy, an insurer receives a premium upfront for writing a specific policy. The premium the insurer receives is used to cover expenses paid to an agent for bringing the business to the insurer, claims administration expenses, overhead, and monies paid for losses on insurable events. To distinguish whether an insurer is making money on its underwriting, one looks at a “combined ratio.” The combined ratio takes net premiums earned and divides them by the sum of all operating and loss costs. Thus, a 90% combined ratio means that an insurer made $0.10 of underwriting profit for each dollar of insurance premium written. A 100% combined ratio means the insurer broke even on an underwriting basis. Historically, insurers as a group have written insurance at modest underwriting losses (average 101%-102% combined ratios), but have still managed to earn profits overall by investing a portion of the insurance premiums and earning a return before paying out claims to policyholders.

In contrast to the underwriting losses typically incurred in the insurance industry, FFH wrote at a 97% accident year combined ratio on approximately $44 billion of cumulative insurance written for companies that FFH owned for the period from 2005-2014.

FFH’s strong underwriting track record comes as a result of the company’s focus on expanding its insurance businesses when they are experiencing hard markets (high prices to customers per unit of policy risk) and shrinking its insurance businesses when it believes pricing is inadequate for the risks its policies entail.

ACR is optimistic that FFH can continue to generate strong underwriting profits in future years. ACR’s optimism is due to three factors:

1.)	Over the past several years, FFH has been working to move a number of its businesses from “standard lines” into specialty coverages. The result has been business in FFH’s standard lines has been declining while specialty coverages have been increasing. ACR believes that FFH’s specialty focus will allow it to have more insurance pricing stability in the future as specialty policies are less price sensitive than those in standard markets. Additionally, FFH’s standard lines have now shrunk to a size that growth in specialty coverages is greater than reductions in premiums from standard lines.

2.)	FFH acquired Zenith National, a California workers’ compensation insurer, in 2010. At the time of the acquisition, California’s workers’ compensation insurance market was experiencing a soft market and Zenith reduced its premiums written from approximately $1.2 billion in 2005 to $400 million in 2010. In 2011, California’s markets started to harden and Zenith has grown net premiums written by over 10% each year since that time. Zenith wrote approximately $770 million in insurance in 2015.ACR believes its policies written will eventually surpass the $1.2 billion written in 2005. Zenith’s long run combined ratio is approximately 96%.

3.)	FFH has substantial insurance franchises in emerging markets. These franchises include two wholly owned subsidiaries: Pacific Insurance, which writes general insurance and medical insurance in Malaysia; and Fairfax Indonesia, which writes all classes of general insurance in Indonesia, with a focus on Automobile insurance. Additionally, FFH owns significant minority stakes in a number of emerging market insurers. These minority positions include a 35% stake in ICICI Lombard, the largest private sector general insurance company in India, a 30% stake in Thai Re, a significant reinsurer in Thailand, a 40.5% interest in Falcon (Thailand), a property and casualty insurance company and a 15% stake in Alltrust, a Chinese property and casualty company amongst many other positions. Overall, these franchises are still relatively small as a percentage of Fairfax’s value. However, as insurance penetration rates rise with the growth of the middle class in the emerging markets, we see the likelihood for meaningful premium growth in the years to come with Fairfax’s underwriting expertise serving as a guiding hand for each of these operations.

In addition to the underwriting profits that we believe will come from these sources in future years, increased premiums will result in a larger investment portfolio that can further add to shareholder returns.

Value Investing Philosophy

FFH utilizes a value investment approach in its portfolio investments. In his first letter to shareholders in 1985, Watsa wrote the following:

“Our investment philosophy is based on the value approach as laid out by Ben Graham and practiced by his famous disciple, Warren Buffett. This means we buy stocks of financially sound companies at prices below their underlying long-term values. We expect to make money over time, not in the next month or two. In fact, in the short term, stock prices could go well below our cost. In our purchases, we are always trying to first protect your capital from long-term losses (as opposed to short-term price fluctuations) before attempting to make money.”

FFH’s investment results have been fantastic over the very long run as shown in the table below:

Investment Returns	Last 15 years (2000-2014)
FFH Common Stocks (including equity hedges)	11.2%
S&P 500 Total Return	4.2%
FFH Taxable Bonds	11.5%
Merrill Lynch U.S. Corporate (1-10 year) Bond Index	6.1%

Source: 2014 Fairfax Annual Report

ACR believes that FFH has the ability to generate meaningful investment outperformance in the future. The company’s investment managers have created a substantial number of contacts which have allowed the company to participate in a number of high return ideas in recent years. Two examples are below:

▪	In 2007 and 2008, FFH recorded approximately $2.3 billion in gains (on a $300 million investment) from credit default swaps that it purchased against a number of large financial institutions.

▪	In 2011, FFH partnered with well-regarded distressed investor Wilbur Ross to recapitalize the Bank of Ireland. FFH’s stake in that recapitalization was 9.9%, and, the company’s shares have appreciated from €0.10 to approximately €0.34 as of this writing.

FFH will not always be successful in its investments, as the company’s well-publicized investment in Blackberry has shown thus far, but ACR believes the company will continue to source profitable investments in future years.

Currently, FFH’s investment portfolio is conservatively positioned with approximately 100% of its equity exposures hedged against the Russell 2000 and the TSX 60, a 31% cash position, and a 15% position in a wide swath of municipal bonds that are guaranteed by Berkshire Hathaway. ACR looks forward to seeing FFH deploy its capital more aggressively as securities markets fluctuate in the future.

Valuation

In valuing FFH, ACR makes certain assumptions about the amount of insurance FFH will write in the future, and, whether it will write at an underwriting profit or loss. At current levels of insurance writing, each 1% reduction in combined ratio adds approximately $2.50 per share to after-tax earnings. As discussed above, profits from underwriting have the potential to grow further as the company grows its premiums written.

Next, we look at the size of FFH’s investment book on a per-share basis. FFH has $767 in float (that is money owed to policyholders in the future), $395 in book value, and $100 in net debt per share, bringing total capital available for investments to $1262 per share. Thus, every 1% increase in after-tax return increases EPS by $12.62.

At the current $1,262 of investments per share, and a relatively conservative assumption of 4% after-tax returns on its investment portfolio (FFH has earned 8.9% pre-tax on its investment portfolio since inception), and breakeven underwriting, FFH would generate approximately $50 per share in earnings. Given the current share price near $480, we are acquiring FFH at less than 10x a potentially conservative estimate of normalized earnings. Further, this estimate ignores the potential for underwriting gains related to the expansion of FFH’s insurance operations, and investment returns trending closer to FFH’s long term average. ACR is excited to own FFH at approximately 10x a conservative estimate of normalized earnings and sees a number of avenues available to FFH to drive higher earnings, and a commensurately higher stock price, in the future.

Conclusion

The ACR Investment team continues to focus on finding high quality securities in what we perceive to be an overpriced market. The MQR Fund will remain defensively positioned until either securities prices fall market wide, or, until there is significant intra-market volatility that causes a number of select opportunities to decline in price relative to their respective intrinsic values. Recent market declines in certain sectors of the market give us hope of safely and profitably deploying more capital in the coming year.

ACR is excited by the opportunity that the broad mandate within the MQR Fund will bring to its shareholders and looks forward to reporting on our progress towards generating excellent investment results in the periods to come.

Thank you for your continued trust.

Tim Piechowski, CFA®	Willem Schilpzand, CFA®	Nick Tompras, CFA®

Investment Principles

Intrinsic value and risk is our focus when evaluating investments

Intrinsic (or fundamental) value is the cash generated by an enterprise or asset over its useful life. Intrinsic value is earned in the future as dividends, interest, and principal are paid or as retained earnings are successfully reinvested.

Risk is the likelihood and potential magnitude of a permanent decline in the earning power or asset value of an enterprise, or the payment of a market price at purchase which is higher than intrinsic value. Our objective is to mitigate risk through integrity with our investment principles and investment process excellence.

When buying, we never confuse intrinsic value with market price. Market price is what we pay. Intrinsic value is what we get. Market price may be found quoted daily from news services or ascertained from past transaction records. Intrinsic value is determined by enterprise cash flows.

Market price, it follows, is not a barometer we would use to evaluate corporate performance. Our evaluation of corporate performance is based on items such as income, assets, and return on capital. We view the price of a security simply as a record of what others – well informed or not – were willing to pay for it at various times in the past.

Intrinsic value is such a critical concept because it is the only reference point for what an investment is actually worth, and therefore, whether or not the market price is fair, high, or low. Two facts support this view. First, the theoretical point that an investment is worth the present value of its future cash flows is self-evident and undisputed. Second, new era theories that have driven market prices to speculative levels in the short run have always succumbed to intrinsic value in the long run.

We insist on quality with a margin of safety

The quality of a security is defined by the reliability of the cash flows or assets which comprise its intrinsic value. The quality of an investment is defined by the price paid for the intrinsic value received.

A quantifiable margin of safety is the hallmark of a quality investment. For higher rated fixed income investments, an issuer’s available resources must be significantly greater than the interest and principal due the investor. For lower rated fixed income investments selling below their principal value, the assets backing an issue must be significantly greater than its price. For equity investments, the intrinsic value of a company must be significantly greater than its price. For other types of investments and as a general rule, the probability of achieving a return commensurate with the risk taken must be very high.

We only invest in what we understand

True understanding is built upon high probability statements about security values. It requires a dogged determination to get to the bottom of things and an equally dogged honesty about whether or not we did.

Understanding is also relative. Achieving better-than-average returns requires understanding security values better-than-average. The problem is most investment managers believe they are better-than-average.

Competence and honesty are the keys to assuring that we are not fooling ourselves. Competence means that we are capable of estimating security values and returns for both our portfolios and the markets in which we participate. Honesty means that we are candid about our relative return advantage. or lack thereof, and only commit capital when we have an advantage.

Diversification and concentration are balanced with knowledge

Proper diversification is paramount to quality at the portfolio level. Proper diversification is achieved when the overall portfolio return is protected from unexpected adverse results in individual holdings, industries, countries, or other risk factors.

Proper concentration can be risk reducing as well as value enhancing. Concentration refers to making greater commitments to more attractive investments. The greater the difference between intrinsic value and market price, the more robust our knowledge of an investment’s value, and the lower the risk of the investment, the more capital we are willing to concentrate in that investment.

Successfully executed, concentration has three benefits: (a) returns are enhanced by selecting investments with the highest probability of success, (b) risk is reduced by avoiding mediocre and poor commitments, and (c) knowledge is improved by concentrating the analytical effort.

A concentrated portfolio with fewer holdings is desirable when value-to-price, understanding, and quality are high. A low-cost, more widely diversified approach to a market is appropriate when there are no clear advantages in understanding, and therefore, in our ability to evaluate quality or estimate value-to-price.

Communication is essential for intelligent investor decision-making

One of the greatest risks investors face is selling low in a panic. Education and communication can greatly reduce this risk. We explain to investors the difference between intrinsic and market value and openly share the rationale behind our investment decision-making. We believe this significantly reduces the risk of investors selling at market bottoms or buying at market tops.

Communication is also important for evaluating an investment manager’s abilities. Luck, risk, and a bull market can make an incompetent manager look brilliant. Conversely, every brilliant manager will under-perform at some time, and usually this is the best time to invest with them. Investors must look beyond performance to evaluate manager competence. To aid current and prospective investors in this endeavor, we regularly discuss the strategy and holdings behind our performance, and candidly address both our successes and mistakes.

The views in this letter were as of November 30th and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the fund’s investment methodology and do not constitute investment advice.

ACR Multi-Strategy Quality Return (MQR) Fund
FUND PERFORMANCE at November 30, 2015 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund’s Class I shares, made at its inception, with a similar investment in the HFRI Equity Hedge (Total) Index and the MSCI ACWI Index. Results include the reinvestment of all dividends and capital gains.

The HFRI Equity Hedge (Total) Index – Equity Hedge: Investment Managers who maintain positions both long and short in primarily equity and equity derivative securities. A wide variety of investment processes can be employed to arrive at an investment decision, including both quantitative and fundamental techniques; strategies can be broadly diversified or narrowly focused on specific sectors and can range broadly in terms of levels of net exposure, leverage employed, holding period, concentrations of market capitalizations and valuation ranges of typical portfolios. EH managers would typically maintain at least 50% exposure to, and may in some cases be entirely invested in, equities, both long and short.

The MSCI ACWI Index is a free float-adjusted capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 46 country indices comprising 23 developed and 23 emerging market country indices.

These indices do not reflect expenses, fees or sales charge, which would lower performance. The indices are unmanaged and they are not available for investment.

Total Returns as of November 30, 2015	3 Months (Actual)	6 months (Actual)	Since Inception (Cumulative)	Inception Date
Before deducting maximum sales charge
Class A1	1.65%	-1.20%	-1.60%	12/31/14
Class I	1.76%	-1.20%	-1.50%	12/31/14
After deducting maximum sales charge
Class A1	-4.19%	-6.91%	-7.26%	12/31/14
HFRI Equity Hedge (Total) Index	0.98%	-4.38%	0.23%	12/31/14
MSCI ACWI Index	3.20%	-5.20%	-0.08%	12/31/14

¹	Maximum sales charge for Class A shares is 5.75%.

ACR Multi-Strategy Quality Return (MQR) Fund
FUND PERFORMANCE at November 30, 2015 (Unaudited) - Continued

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (855) 955-9552.

Gross and net expense ratios for Class A shares were 2.35% and 1.48%, respectively, and for Class I shares were 2.20% and 1.33%, respectively, which were the amounts stated in the current prospectus. The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 1.40% and 1.25% of the average daily net assets of Class A and Class I shares of the Fund, respectively. This agreement is in effect until March 31, 2016, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares redeemed within 90 days of purchase will be charged 2.00% redemption fees.

ACR Multi-Strategy Quality Return (MQR) Fund
SCHEDULE OF INVESTMENTS
As of November 30, 2015

Number of Shares		Value

	COMMON STOCKS – 44.0%
	COMMUNICATIONS – 3.6%
4,850	Liberty Global PLC* 1	$198,850
147	Liberty Global PLC LiLAC - Class C* 1	5,765
13,354	Vodafone Group PLC - ADR[2]	448,160
		652,775
	CONSUMER STAPLES – 3.9%
36,018	Danone S.A. - ADR[2]	503,532
3,400	Wal-Mart Stores, Inc.[2]	200,056
		703,588
	FINANCIALS – 11.2%
1,901	Fairfax Financial Holdings Ltd.[1,2]	937,668
9,800	JPMorgan Chase & Co.[2]	653,464
18,387	Kingstone Cos., Inc.[2]	180,193
19,200	MBIA, Inc.*	126,144
5,900	Southern Missouri Bancorp, Inc.[2]	140,892
		2,038,361
	HEALTH CARE – 7.5%
5,659	Express Scripts Holding Co.*2	483,731
4,700	Johnson & Johnson[2]	475,828
7,700	Merck & Co., Inc.[2]	408,177
		1,367,736
	INDUSTRIALS – 4.7%
1,000	Precision Castparts Corp.	231,540
16,150	SPX Corp.	178,296
6,150	SPX FLOW, Inc.*	206,640
2,300	Sulzer A.G.[1]	240,082
		856,558
	MATERIALS – 1.6%
39,268	Resolute Forest Products, Inc.*2	302,364

	TECHNOLOGY – 11.5%
8,200	EMC Corp.[2]	207,788
26,301	Intel Corp.[2]	914,486
17,900	Microsoft Corp.[2]	972,865
		2,095,139
	TOTAL COMMON STOCKS (Cost $8,025,726)	8,016,521

	SHORT-TERM INVESTMENTS – 57.6%
10,498,502	Federated Treasury Obligations Fund, 0.01%[3]	10,498,502

	TOTAL SHORT-TERM INVESTMENTS (Cost $10,498,502)	10,498,502

ACR Multi-Strategy Quality Return (MQR) Fund
SCHEDULE OF INVESTMENTS – Continued
As of November 30, 2015

Number of Shares		Value

	TOTAL INVESTMENTS – 101.6% (Cost $18,524,228)	$18,515,023
	Liabilities less other assets – (1.6)%	(301,049)

	TOTAL NET ASSETS – 100.0%	$18,213,974

	SECURITIES SOLD SHORT – (7.2)%
	EXCHANGE-TRADED FUNDS – (7.2)%
(11,300)	iShares Core S&P Small-Cap ETF	(1,311,930)

	TOTAL EXCHANGE-TRADED FUNDS (Proceeds $1,233,393)	(1,311,930)

	TOTAL SECURITIES SOLD SHORT (Proceeds $1,233,393)	$(1,311,930)

ADR – American Depository Receipt
PLC – Public Limited Company

*	Non-income producing security.
[1]	Foreign security denominated in U.S. Dollars.
[2]	All or a portion of this security is segregated as collateral for securities sold short.
[3]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

ACR Multi-Strategy Quality Return (MQR) Fund
SUMMARY OF INVESTMENTS
As of November 30, 2015

Security Type/Industry	Percent of Total Net Assets
Common Stocks
Technology	11.5%
Financials	11.2%
Health Care	7.5%
Industrials	4.7%
Consumer Staples	3.9%
Communications	3.6%
Materials	1.6%
Total Common Stocks	44.0%
Short-Term Investments	57.6%
Total Investments	101.6%
Liabilities less other assets	(1.6)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

ACR Multi-Strategy Quality Return (MQR) Fund
STATEMENT OF ASSETS AND LIABILITIES
As of November 30, 2015

Assets:
Investments, at value (cost $18,524,228)	$18,515,023
Cash deposited with broker	1,227,356
Receivables:
Dividends and interest	23,940
Due from Advisor	34,679
Prepaid expenses	23,653
Prepaid offering costs	2,601
Total assets	19,827,252

Liabilities:
Securities sold short, at value (proceeds $1,233,393)	1,311,930
Payables:
Investment securities purchased	181,324
Fund shares redeemed	64,278
Shareholder servicing fees (Note 8)	2,233
Distribution fees (Note 7)	104
Auditing fees	14,955
Transfer agent fees and expenses	8,078
Fund accounting fees	6,862
Fund administration fees	6,193
Legal fees	3,385
Custody fees	2,995
Interest on securities sold short	1,473
Chief Compliance Officer fees	1,328
Trustees' fees and expenses	853
Accrued other expenses	7,287
Total liabilities	1,613,278

Net Assets	$18,213,974

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$18,298,625
Accumulated net realized gain on investments	3,091
Net unrealized depreciation on investments
Investments	(9,205)
Securities sold short	(78,537)
Net Assets	$18,213,974

Maximum Offering Price per Share:
Class A Shares:
Net assets applicable to shares outstanding	$445,253
Shares of benficial interest issued and outstanding	45,264
Redemption price per share	9.84
Maximum sales charge (5.75% of offering price)*	0.60
Maximum offering price to public	$10.44

Class I Shares:
Net assets applicable to shares outstanding	$17,768,721
Shares of benficial interest issued and outstanding	1,803,249
Redemption price	$9.85

*	On sales of $25,000 or more, the sales charge will be reduced and no initial sales charge is applied to purchases of $1 million or more.

See accompanying Notes to Financial Statements.

ACR Multi-Strategy Quality Return (MQR) Fund
STATEMENT OF OPERATIONS
For the Period December 31, 2014* through November 30, 2015

Investment Income:
Dividends (net of foreign withholding taxes of $1,860)	$98,181
Interest	898
Total investment income	99,079

Expenses:
Advisory fees	123,575
Transfer agent fees and expenses	54,550
Fund administration fees	49,810
Fund accounting fees	39,770
Registration fees	34,767
Offering costs	32,124
Auditing fees	14,955
Custody fees	12,374
Legal fees	11,024
Chief Compliance Officer fees	8,668
Shareholder reporting fees	7,665
Shareholder servicing fees - Class A (Note 8)	38
Shareholder servicing fees - Class I (Note 8)	5,965
Trustees' fees and expenses	5,974
Miscellaneous	5,708
Interest expense	4,074
Dividends on securities sold short	3,436
Insurance fees	1,369
Distribution fees (Note 7)	558
Total expenses	416,404
Advisory fees waived	(123,575)
Other expenses absorbed	(141,926)
Net expenses	150,903
Net investment loss	(51,824)

Realized and Unrealized Gain (Loss) on Investments and Securities Sold Short:
Net realized gain on investments	37,502
Net change in unrealized appreciation/depreciation on:
Investments	(9,205)
Securities sold short	(78,537)
Net change in unrealized appreciation/depreciation	(87,742)
Net realized and unrealized loss on investments and securities sold short	(50,240)

Net Decrease in Net Assets from Operations	$(102,064)

*	Commencement of operations.

See accompanying Notes to Financial Statements.

ACR Multi-Strategy Quality Return (MQR) Fund
STATEMENT OF CHANGES IN NET ASSETS

For the Period
December 31, 2014*
through
November 30, 2015
Increase (Decrease) in Net Assets from:
Operations:
Net investment loss	$(51,824)
Net realized gain on investments	37,502
Net change in unrealized appreciation/depreciation on investments and securities sold short	(87,742)
Net decrease in net assets resulting from operations	(102,064)

Capital Transactions:
Net proceeds from shares sold:
Class A	608,163
Class I	20,678,085
Cost of shares redeemed:
Class A	(161,501)
Class I1	(2,808,709)
Net increase in net assets from capital transactions	18,316,038

Total increase in net assets	18,213,974

Net Assets:
Beginning of period	-
End of period	$18,213,974

Capital Share Transactions:
Shares sold:
Class A	61,677
Class I	2,090,413
Shares redeemed:
Class A	(16,413)
Class I	(287,164)
Net increase in capital share transactions	1,848,513

*	Commencement of operations
[1]	Net of redemption fee proceeds of $2,183.

See accompanying Notes to Financial Statements.

ACR Multi-Strategy Quality Return (MQR) Fund
FINANCIAL HIGHLIGHTS
Class A

Per share operating performance.
For a capital share outstanding throughout the period.

	For the Period
	December 31, 2014*
	through
	November 30, 2015
Net asset value, beginning of period	$10.00
Income from Investment Operations:
Net investment loss[1]	(0.06)
Net realized and unrealized loss on investments and securities sold short	(0.10)
Total from investment operations	(0.16)

Net asset value, end of period	$9.84

Total return[2]	(1.60)%	[3]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$445

Ratio of expenses to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed	3.58%	[4]
After fees waived and expenses absorbed	1.43%	[4]
Ratio of net investment loss to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed	(2.78)%	[4]
After fees waived and expenses absorbed	(0.63)%	[4]

Portfolio turnover rate	5%	[3]

*	Commencement of operations.
[1]	Based on average daily shares outstanding for the period.
[2]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[3]	Not annualized.
[4]	Annualized.

See accompanying Notes to Financial Statements.

ACR Multi-Strategy Quality Return (MQR) Fund
FINANCIAL HIGHLIGHTS
Class I

Per share operating performance.
For a capital share outstanding throughout the period.

	For the Period
	December 31, 2014*
	through
	November 30, 2015
Net asset value, beginning of period	$10.00
Income from Investment Operations:
Net investment loss[1]	(0.04)
Net realized and unrealized loss on investments and securities sold short	(0.11)
Total from investment operations	(0.15)

Redemption fee proceeds[1]	-	[2]

Net asset value, end of period	$9.85

Total return[3]	(1.50)%	[4]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$17,769

Ratio of expenses to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed	3.36%	[5]
After fees waived and expenses absorbed	1.21%	[5]
Ratio of net investment loss to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed	(2.56)%	[5]
After fees waived and expenses absorbed	(0.41)%	[5]

Portfolio turnover rate	5%	[4]

*	Commencement of operations.
[1]	Based on average daily shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	Not annualized.
[5]	Annualized.

See accompanying Notes to Financial Statements.

ACR Multi-Strategy Quality Return (MQR) Fund
NOTES TO FINANCIAL STATEMENTS
November 30, 2015

Note 1 – Organization
ACR Multi-Strategy Quality Return (MQR) Fund (the ‘‘Fund’’) was organized as a non-diversified series of Investment Managers Series Trust II, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund seeks to preserve capital from permanent loss during periods of economic decline, and to provide above average absolute and relative returns in the long run. The Fund commenced investment operations on December 31, 2014, with two classes of shares, Class A and Class I.

The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

Note 2 – Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments
The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Debt securities are valued at the mean between the last available bid and asked prices for such securities, or if such prices are not available, at prices for securities of comparable maturity, quality and type. All other types of securities, including restricted securities and securities for which market quotations are not readily available, are valued at fair value as determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value.

A Fund’s assets are valued at their fair market value. If a market quotation is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee meets as needed. The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

ACR Multi-Strategy Quality Return (MQR) Fund
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2015

(b) Short Sales
Short sales are transactions under which the Fund sells a security it does not own in anticipation of a decline in the value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. When a security is sold short a decrease in the value of the security will be recognized as a gain and an increase in the value of the security will be recognized as a loss, which is potentially limitless. Until the security is replaced, the Fund is required to pay the lender amounts equal to dividend or interest that accrue during the period of the loan which is recorded as an expense. To borrow the security, the Fund also may be required to pay a premium or an interest fee, which are recorded as interest expense. Cash or securities are segregated for the broker to meet the necessary margin requirements. The Fund is subject to the risk that it may not always be able to close out a short position at a particular time or at an acceptable price.

(c) Short-Term Investments
The Fund invests a significant amount (57.6% as of November 30, 2015) in the Federated Treasury Obligations Fund (“TOIXX”). TOIXX invests exclusively in a portfolio of short-term U.S. Treasury securities, as well as repurchase agreements collateralized fully by U.S. Treasury securities. The Fund may also hold cash.

TOIXX files complete Semi-Annual and Annual Reports with the U.S. Securities and Exchange Commission for semi-annual and annual periods of each fiscal year on Form N-CSR. The Forms N-CSR are available on the website of the U.S. Securities and Exchange Commission at www.sec.gov, and may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The net expense ratio per July 31, 2015 Annual report of Federated Treasury Obligations Fund was 0.07%.

(d) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Expenses incurred by the Trust with respect to more than one Fund are allocated in proportion to the net assets of each Fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

The Fund incurred offering costs of approximately $34,725, which are being amortized over a one-year period from December 31, 2014 (commencement of operations).

(e) Federal Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

ACR Multi-Strategy Quality Return (MQR) Fund
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2015

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. For the period December 31, 2014 (commencement of operations) through November 30, 2015, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(f) Distributions to Shareholders
The Fund will make distributions of net investment income and capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income expense and gain (loss) items for financial statement and tax purposes.

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Alpine Investment Management LLC, dba ACR Alpine Capital Research (the “Advisor”). Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 1.00% of the Fund’s average daily net assets. The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation) do not exceed 1.40% and 1.25% of the Fund’s average daily net assets for Class A Shares and Class I Shares, respectively until March 31, 2016, and it may be terminated before that date only by the Trust’s Board of Trustees.

For the period December 31, 2014 (commencement of operations) through November 30, 2015, the Advisor waived its fees and absorbed other expenses totaling $265,501. The Advisor may recover from the Fund fees and/or expenses previously waived and/or absorbed, if the Fund’s expense ratio, including the recovered expenses, falls below the expense at which they were waived. The Advisor is permitted to seek reimbursement from the Fund for a period ending three full fiscal years following the fiscal year in which such reimbursements occurred. At November 30, 2015, the amount of these potentially recoverable expenses was $265,501. The Advisor may recapture all or a portion of this amount no later than November 30, 2018.

IMST Distributors, LLC serves as the Fund’s distributor; UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian.

ACR Multi-Strategy Quality Return (MQR) Fund
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2015

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators. For the period December 31, 2014 (commencement of operations) through November 30, 2015, the Fund’s allocated fees incurred for Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Fund’s allocated fees incurred for CCO services for the period December 31, 2014 (commencement of operations) through November 30, 2015, are reported on the Statement of Operations.

Note 4 – Federal Income Taxes
At November 30, 2015, gross unrealized appreciation and depreciation on investments based on cost for federal income tax purposes were as follows:

Cost of investments	$18,524,228

Gross unrealized appreciation	$500,916
Gross unrealized depreciation	(510,121)

Net unrealized depreciation on investments	$(9,205)

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended November 30, 2015, permanent differences in book and tax accounting have been reclassified to paid-in capital, accumulated net investment income/loss and accumulated net realized gain/loss as follows:

Increase (Decrease)
Paid-in Capital	Accumulated Net Investment Income/Loss	Accumulated Net Realized Gain/Loss
$ (17,413)	$ 51,824	$ (34,411)

As of November 30, 2015, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$3,091
Undistributed long-term capital gains	-
Accumulated earnings	3,091

Accumulated capital and other losses	-
Unrealized depreciation on investments	(9,205)
Unrealized depreciation on securities sold short	(78,537)
Total accumulated deficit	$(84,651)

ACR Multi-Strategy Quality Return (MQR) Fund
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2015

The tax character of distributions paid during the fiscal year ended November 30, 2015 was as follows:

Distribution paid from:	2015
Ordinary income	$-
Net long-term capital gains	-
Total taxable distributions	$-

Note 5 – Redemption Fee
The Fund may impose a redemption fee of 2.00% of the total redemption amount on all shares redeemed within 90 days of purchase. For the period December 31, 2014 (commencement of operations) through November 30, 2015, the Fund received $2,183 in redemption fees.

Note 6 – Investment Transactions
For the period December 31, 2014 (commencement of operations) through November 30, 2015, purchases and sales of investments, excluding short-term investments, were $8,260,422 and $272,198, respectively. Proceeds from securities sold short and cover short securities were $1,233,393 and $0, respectively, for the same period.

Note 7 – Distribution Plan
The Trust, on behalf of the Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act that allows the Fund to pay distribution fees for the sale and distribution of its shares. With respect to Class A, the Plan provides for the payment of distribution fees at the annual rate of up to 0.25% of average daily net assets. Class I does not pay any distribution fees.

For the period December 31, 2014 (commencement of operations) through November 30, 2015, distribution fees incurred are disclosed on the Statement of Operations.

Note 8 – Shareholder Servicing Plan
The Trust, on behalf of the Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.05% of average daily net assets of Class A shares and 0.15% of average daily net assets of Class I shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

For the period December 31, 2014 (commencement of operations) through November 30, 2015, shareholder servicing fees incurred are disclosed on the Statement of Operations.

Note 9 – Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 10 – Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

ACR Multi-Strategy Quality Return (MQR) Fund
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2015

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of November 30, 2015, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2**	Level 3**	Total
Assets
Investments
Common Stocks*	$8,016,521	$-	$-	$8,016,521
Short-Term Investments	10,498,502	-	-	10,498,502
Total Assets	$18,515,023	$-	$-	$18,515,023

Liabilities
Securities Sold Short
Exchange-Traded Funds	$1,311,930	$-	$-	$1,311,930
Total Liabilities	$1,311,930	$-	$-	$1,311,930

*	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Schedule of Investments.
**	The Fund did not hold any Level 2 or Level 3 securities at period end.

ACR Multi-Strategy Quality Return (MQR) Fund
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2015

Transfers are recognized at the end of the reporting period.

Note 11 – Derivative and Hedging Disclosure

Derivatives and Hedging requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position, performance and cash flows. The Fund did not hold any securities requiring disclosure.

Note 12 - Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures
Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures require an entity to modify accounting for repurchase-to-maturity transactions and repurchase financing arrangements, as well as modify required disclosures for repurchase agreements, securities lending transactions, and repurchase-to-maturity transactions that are accounted for as secured borrowings. Management has evaluated the impact on the financial statement disclosures and determined that there is no effect.

Note 13 - Recently Issued Accounting Pronouncements
In May 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2015-07 Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent). The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the net asset value per share ("NAV") practical expedient. The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Fund’s financial statements and related disclosures.

Note 14 – Events Subsequent to the Fiscal Period End
The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements.

The Fund declared the payment of a distribution to be paid, on December 16, 2015, to shareholders of record on December 15, 2015 as follows:

	Short Term Capital Gain	Long Term Capital Gain	Income
Class A Shares:	$ 0.00163	None	None
Class I Shares:	$ 0.00163	None	None

There were no other events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of
Investment Managers Series Trust II

We have audited the accompanying statement of assets and liabilities of ACR Multi-Strategy Quality Return (MQR) Fund (the “Fund”), a series of Investment Managers Series Trust II, including the schedule of investments, as of November 30, 2015, the related statement of operations, the statement of changes in net assets, and the financial highlights for the period December 31, 2014 (commencement of operations) to November 30, 2015. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ACR Multi-Strategy Quality Return (MQR) Fund as of November 30, 2015, and the results of its operations, the changes in its net assets, and its financial highlights for the period indicated above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
January 29, 2016

ACR Multi-Strategy Quality Return (MQR) Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Trustees and Officer Information
Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (855) 955-9552. The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
“Independent” Trustees:
Thomas Knipper, CPA [a] (Born 1957) Trustee	Since September 2013	Vice President and Chief Compliance Officer, Ameritas Investment Partners, a registered investment advisor (1995 – present).	13	None.
Kathleen K. Shkuda [a] (born 1951) Trustee	Since September 2013	Zigzag Consulting, a financial services consulting firm (2008-present). Director, Managed Accounts, Merrill Lynch (2007-2008).	13	None.
Larry D. Tashjian [a] (born 1953) Trustee and Chairman of the Board	Since September 2013	Principal, CAM Capital Advisors (2001-present), a family office.	13	None.
Interested Trustees:
John P. Zader a ‡ (born 1961) Trustee	Since September 2013	Retired (June 2014 – present). CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund (2006-June 2014).	13	Investment Managers Series Trust, a registered investment company (includes 77 portfolios).
Eric M. Banhazl b† (born 1957) Trustee and Vice President	Since September 2013	Chairman (2016 – present), and President, Mutual Fund Administration, LLC, co-administrator for the Fund (2006 – 2015).	13	Investment Managers Series Trust, a registered investment company (includes 77 portfolios).

ACR Multi-Strategy Quality Return (MQR) Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Officers of the Trust:
Terrance P. Gallagher, [a] (born 1958) Chief Executive Officer and President	Since September 2013	Executive Vice President, UMB Fund Services, Inc. (2007 – present). Director of Compliance, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2004 – 2007).	N/A	N/A
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since September 2013	Co-CEO (2016 – present), and Vice President, Mutual Fund Administration, LLC (2006 – 2015).	N/A	N/A
Joy Ausili [b] (born 1966) Secretary and Assistant Treasurer	Since September 2013	Co-CEO (2016 – present), and Vice President, Mutual Fund Administration, LLC (2006 – 2015).	N/A	N/A
Martin Dziura[b] (born 1959) Chief Compliance Officer	Since September 2013
Principal, Dziura Compliance Consulting, LLC (October 2014 - present). Managing Director, Cipperman Compliance Services (2010 - September 2014). Chief Compliance Officer, Hanlon Investment Management (2009 - 2010). Vice President − Compliance, Morgan Stanley Investment Management (2000 − 2009).
			N/A	N/A

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Mr. Banhazl, Ms. Ausili and Ms. Dam: 2220 E. Route 66, Suite 226, Glendora, California 91740.
Address for Mr. Dziura:  39 Stafford Square, Boyertown, Pennsylvania  19512.
b	Trustees and officers serve until their successors have been duly elected.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position as an officer of the Trust.
‡	Mr. Zader is being treated as an “interested person” of the Trust until July 1, 2016, by reason of his former position with UMB Fund Services, Inc.

ACR Multi-Strategy Quality Return (MQR) Fund
EXPENSE EXAMPLE
For the Period Ended November 30, 2015 (Unaudited)

Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs including sales charges (loads) on purchase payments on certain classes, and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2015 to November 30, 2015.

Actual Expenses
The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		6/1/15	11/30/15	6/1/15 – 11/30/15
Class A	Actual Performance	$1,000.00	$988.00	$7.17
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.86	7.28
Class I	Actual Performance	1,000.00	988.00	5.97
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.06	6.06

*	Expenses are equal to the Fund’s annualized expense ratios of 1.44% and 1.20% for the Class A and Class I shares, respectively, multiplied by the average account values over the period, multiplied by 183/365 (to reflect the since inception period) for Class A shares and Class I shares. The expense ratios reflect an expense waiver. Assume all dividends and distributions were reinvested.

ACR Multi-Strategy Quality Return (MQR) Fund
a series of  Investment Managers Series Trust II

Investment Advisor
Alpine Investment Management, LLC (dba ACR Alpine Capital Research)
8000 Maryland Avenue, Suite 700
Saint Louis, Missouri 63105

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania  19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri  64106

Fund Co-Administrator
Mutual Fund Administration, LLC
2220 E. Route 66, Suite 226
Glendora, California  91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, Wisconsin 53212

Distributor
IMST Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine  04101
www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
ACR Multi-Strategy Quality Return (MQR) Fund – Class A	MQRAX	46141T 703
ACR Multi-Strategy Quality Return (MQR) Fund – Class I	MQRIX	46141T 802

Privacy Principles of the ACR Multi-Strategy Quality Return (MQR) Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund.  The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the ACR Multi-Strategy Quality Return (MQR) Fund for their information.  It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund (toll-free) at (855) 955-9552 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund (toll-free) at (855) 955-9552 or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the SEC website at  www.sec.gov or by calling the Fund (toll-free) at (855) 955-9552.  The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

ACR Multi-Strategy Quality Return (MQR) Fund
P.O. Box 2175
Milwaukee, WI 53201
Toll Free: (855) 955-9552

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-855-955-9552.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant does not have an audit committee financial expert serving on its audit committee.  The audit committee is composed of the Registrant’s three independent Trustees, each of whom possesses extensive industry experience, but none of whom has all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an “audit committee financial expert.”  The Board of Trustees believes that the audit committee has sufficient knowledge and experience to meet its obligations as the audit committee of the Registrant.  In addition, the Board of Trustees notes that the audit committee has the authority to retain any experts necessary to carry out its duties.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2015	FYE 11/30/2014
Audit Fees	$12,500	N/A
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	N/A
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait Weller applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 11/30/2015	FYE 11/30/2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 11/30/2015	FYE 11/30/2014
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)   Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed February 9, 2015.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust II

By (Signature and Title)	/s/ Terrance Gallagher
Terrance Gallagher, President

Date	2/8/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Terrance Gallagher
Terrance Gallagher, President

Date	2/8/2016

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date	2/8/2016